                                                 Registration No. 333-__________
   As filed with the Securities and Exchange Commission on January 13 , 1999
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                       ANCOR COMMUNICATIONS, INCORPORATED
             (Exact name of registrant as specified in its charter)

           Minnesota                                      41-1569659
 (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                     Identification No.)

                              --------------------

                             6130 Blue Circle Drive
                           Minnetonka, Minnesota 55343
                          (Address, including zip code,
                  of registrant's principal executive offices)

                              --------------------

                       Ancor Communications, Incorporated
                        1995 Employee Stock Purchase Plan
                            (Full title of the plan)

                              --------------------

                             Kenneth E. Hendrickson
                       Ancor Communications, Incorporated
                             6130 Blue Circle Drive
                           Minnetonka, Minnesota 55343
                                 (612) 932-4000
                      (Name, address and telephone number,
              including area code, of agent for service of process)

                              --------------------

                                    Copy to:
                               Amy E. Ayotte, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                           Minnesota, Minnesota 55402
                                 (612) 340-6323

                              --------------------

                         CALCULATION OF REGISTRATION FEE
===========================================================================================
                                    Proposed maximum    Proposed maximum
Title of securities  Amount to be  offering price per  aggregate offering     Amount of
  to be registered    registered        share(1)              price        registration fee
-------------------------------------------------------------------------------------------

Common stock,         300,000 (2)       $5.57815          $1,673,445.00       $466.00
  $.01 par value

===========================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based upon the average of the high and low prices for shares of the Registrant's Common Stock on January 12, 1999, as reported by the Nasdaq SmallCap Market.
(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


      Pursuant to General Instruction E of Form S-8, this Registration Statement on Form S-8 relates to additional shares of Common Stock to be issued by the Registrant under its 1995 Employee Stock Purchase Plan (the "Plan"). Effective as of September 1, 1998, the Board of Directors of the Registrant authorized an increase in the number of shares of the Registrant's common stock authorized and reserved for purchase under the Plan from 75,000 to 375,000 shares. The Registrant intends to submit the increase to a vote of the shareholders of the Registrant at the next annual meeting of its shareholders. The Registrant hereby incorporates by reference the contents of its previously filed Registration Statement on Form S-8 relating to the Plan (Commission File No. 33- 95138).

Item 8.  Exhibits.

     Exhibit
      Number      Description
     -------      -----------

        5.1       Opinion of Dorsey & Whitney LLP

       23.1       Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

       23.2       Consent of Independent Public Accountants

       24         Power of Attorney

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, State of Minnesota, on the 10th day of January, 1999.

                                    ANCOR COMMUNICATIONS, INCORPORATED


                                    By /s/Kenneth E. Hendrickson
                                       -----------------------------------
                                       Kenneth E. Hendrickson
                                       Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 10, 1999.


           Signature                             Title
           ---------                             -----

/s/Kenneth E. Hendrickson                  Chief Executive Officer and Director
-----------------------------------           (principal executive officer)
Kenneth E. Hendrickson


/s/Steven E. Snyder                        Chief Financial Officer
-----------------------------------           (principal financial officer)
Steven E. Snyder


            *                              Director
-----------------------------------
Amyl Ahola


            *                              Director
-----------------------------------
Gerald M. Bestler


                                           Director
-----------------------------------
Thomas F. Hunt, Jr.


            *                              Director
-----------------------------------
Paul F. Lidsky


                                           Director
-----------------------------------
John F. Carlson



*By/s/Kenneth E. Hendrickson
-----------------------------------
  Kenneth E. Hendrickson

                                EXHIBIT INDEX TO
                                    FORM S-8

                       Ancor Communications, Incorporated


   Exhibit
   Number       Description
   -------      -----------


     5.1        Opinion of Dorsey & Whitney LLP

    23.1        Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

    23.2        Consent of Independent Public Accountants

    24          Power of Attorney